Software Development Agreement

This Software Development Agreement ("Agreement") is made effective from 25th day of May 2017 between **ECOMMERCEMIX** registration number: IN-KA98884539098647M), located at 599, Fairchild Dr., Mountain view, CA 94043, and **Ciclet Holdings Inc.**, located at Unit 907-A West Tower Philippine Stock Exchange Center Building, Exchange Road, Ortigas Center Pasig City, Philippines. (**"Client"**).

WHEREAS, Client desires to have software developed by Ecommercemix; and

WHEREAS, Ecommercemix represents that it has the expertise to develop such a software; and

WHEREAS, Ecommercemix desires to develop software for Client upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and promises herein set forth, the parties hereby agree as follows:

1. **DEFINITIONS**: The following capitalized terms, when used in this Agreement, shall have the meanings ascribed to them in this Section 1:

   1.1. "Product" shall mean the software program that will allow consumers to find reliable and professional local services by using the location data of a person's location through the use of a device that sends out the location of the person via their smart phone or tablet to be developed by Ecommercemix pursuant to this Agreement in accordance with the Specifications, which are defined in *Schedule A*, together with user manuals, other documentation and any other ancillary materials to be developed by Ecommercemix pursuant hereto and attached as *Schedule B*. The software being developed will focus on creating service driven apps and services for **Location-based services** (LBS) which are a general class of computer program-level services that use location data of a person's location to control features.

   1.2. "Specifications" shall mean the specifications for the Product defined in *Schedule A* and *Schedule B* as directed by Client, together with any additional specifications or modifications to the specifications that may be agreed to in writing by the parties during the term of this Agreement.

   1.3. "Intellectual Property" shall mean all intellectual property other than the Technology owned by Ecommercemix prior to the Effective Date or licensed to Ecommercemix by a third party, and used in the development of the Product. The Product being developed for the Client as outlined in *Schedule A* and *Schedule B* will be the Client's Intellectual Property and will be owned by the Client.

   Other capitalized terms shall have the meanings ascribed to them in the body of this Agreement.

2. **TERMS AND CONDITIONS:**

2.1. **DEVELOPMENT OF THE PRODUCT:** Client hereby retains Ecommercemix to design and develop, and Ecommercemix hereby agrees to design and develop the Product in accordance with (1) the project outline set forth on the Scope of Work "Quotation", which can be found in *Schedule C* of this Agreement and/or (2) the Product Specifications "Proposal Document" developed jointly by Client and Ecommercemix, which can be found in *Schedule A and Schedule B* of this Agreement. The parties shall work together in a joint effort to accomplish the tasks and objectives set forth in the Product Specifications. Ecommercemix shall be responsible for delivering and performing only those professional services specifically identified in the Product Specifications (*Schedule A and Schedule B*). Any modifications to the Product Specifications shall be pursuant to the Change Order process set forth below.

2.2. **CHANGE ORDERS:** In the event Client desires to make any modifications to the Product Specifications or a deliverable, Client must provide a detailed change order in writing. This may be provided in the form of email, certified letter, or via technologies and/or tools provided by Ecommercemix. In the event of a conflict between the terms of this Agreement and a Change Order, the terms of this Agreement shall govern. As to the material provisions modified by a Change Order submitted by Client, the Change Order, and NOT the provisions of this agreement should govern. The remaining provisions in this Agreement, regarding severability, liability, and termination should remain and apply to change orders.

2.3. **SUPPORT AND MAINTENANCE:** Any support and maintenance services, updates, versions, or new releases shall be included to the client for up to two years from the date the software is delivered and operational by the Client. Maintenance and support rights or obligations for any third party products or equipment that are used in the Product and are available through the respective vendor(s)/manufacture(s) of such content and equipment shall be assigned by Ecommercemix to Client. Ecommercemix shall not use any intellectual property of any third-party in the Product without Client's written consent.

2.4. **Ecommercemix RESPONSIBILITIES:** Ecommercemix agrees to create the Product detailed in the Scope of Work, and extend its best efforts to ensure that the design and functionality of the Product meets the Client's specifications. Ecommercemix agrees to devote as much productive time, energy, and ability to the performance of its duties hereunder as may be necessary to provide the required Services in a timely and productive manner and to the timeframe specified in the Scope of Work. Ecommercemix further agrees to assist Client in the installation of the Product to its final location, including helping Client with its upload of finished files to Client's selected Web-hosting company and submitting Product for approval as per Client's specifications. Ecommercemix further agrees to provide Client with all files and code relating to Product as well as services and an application system that are satisfactory and acceptable to the Client and substantially free of defects. Additionally, Ecommercemix agrees to communicate with Client regarding progress it has made with respect to the milestones listed in the Scope of Work in performing the services upon an agreeable time each week.

2.4(b). **SUPPORT PERIOD:** Ecommercemix agrees to provide continued support for the Product for 24 months after the Product is successfully approved on the platforms designated by Client and agreed upon hereunder

and in the Scope of Work. The Support Period shall refer to any bugs, software updates, or issues relating to the features specified in and not to create new functionality for the Product. This support will be provided to the Client at no additional cost.

2.5. **CLIENT RESPONSIBILITIES**: Client agrees to perform all tasks assigned to Client as agreed by both parties in this Agreement, the Product Specifications, or a Change Order. Ecommercemix shall not be deemed in breach of this Agreement, the Product Specifications, a Change Order, or any milestone in the event Ecommercemix's failure to meet its responsibilities is directly caused by Client's failure to meet (or delay in) its responsibilities and time schedules set forth in the Product Specifications, a Change Order, or this Agreement. In the event of any such failure or delay by Client, (i) all of Ecommercemix's time frames, milestones, and/or deadlines shall be extended by the product of the number of days of Client's failure. Client shall be responsible for making, at its own expense, any changes or additions to Client's current systems, software, and hardware that may be required to support operation of the Product. Unless otherwise contracted with Ecommercemix or reflected in a Change Order, With the execution of a Change Order specifically asking Ecommercemix to assesses the Client's systems, software and hardware from time to time, Ecommercemix may agree to perform this function at normal Ecommercemix rates previously agreed in writing by the Client.

Ecommercemix responsibilities includes weekly scheduled meetings, daily Skype call with the Project manager, Monday & Friday delivery call on the project updates (as mentioned in the Quotation)

2.6. **PROJECT MANAGERS**: Client and Ecommercemix shall each assign a Project Manager for managing the implementation of the Product. The Project Managers shall be responsible for: (i) managing the day-to-day activities under this Agreement, (ii) serving as liaisons between the parties, (iii) assigning and scheduling the appropriate personnel to perform all of the required services under this Agreement, and (iv) authorizing and executing any and all Change Order(s). Client hereby acknowledges and agrees that the Client Project Manager shall have the proper authority and power to execute and perform the duties and responsibilities set forth in this Section. Ecommercemix hereby acknowledges and agrees that the Ecommercemix Project Manager shall have the proper authority and power to execute and perform the duties and responsibilities set forth in this Section.

2.7. **ASSIGNMENT OF PROJECT**: Ecommercemix reserves the right, and Client hereby agrees, to assign subcontractors to this project to insure that the terms of this agreement are met as well as on-time completion.

2.7.1 Independent Contractor Status: Ecommercemix agrees to perform the services hereunder solely as an independent contractor. The Parties agree that nothing in this Agreement shall be construed as creating a joint venture, partnership, franchise, agency, employer/employee, or similar relationship between the Parties, or as authorizing either Party to act as the agent of the other. Ecommercemix is and will remain an independent contractor in its relationship to the Client. The Client shall not be responsible for withholding taxes with respect to Ecommercemix compensation hereunder. Ecommercemix shall have no claim against the Client hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker's compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind. Nothing in this Agreement shall create any obligation between either Party and a third party. Notwithstanding any provision under this subsection, Ecommercemix shall remain liable to Client for any and all actions by undertaken by subcontractors it assigns projects or parts of projects to pursuant to Section 2.7 above.

2.8. MARKETING: Client hereby grants Ecommercemix a limited, non-exclusive right to use the name and service marks of Client in its marketing materials or other oral, electronic, or written promotions, which shall include naming Client as a client of Ecommercemix and a brief scope of services provided. Any usage by Ecommercemix of Client's name, trademark or other signifying copyrighted material must follow and respect Client's trademark and goodwill and shall require Client's prior written consent. Any use of Ecommercemix logos or links on Client's Product must be approved in writing by Client. Either party may elect to issue a press release related to this Agreement. In doing so, any release shall be approved by the other party and such approval shall not be unreasonably withheld.

3. FEES, EXPENSES, AND PAYMENT.

3.1. EXPENSES: Client shall reimburse Ecommercemix for reasonable out-of-pocket travel expenses (collectively, "Expenses"), including transportation, lodging, mileage, and meals incurred in rendering Ecommercemix's professional services. Ecommercemix shall obtain Client's prior written authorization before incurring any individual expense including the above-mentioned out-of-pocket expenses. All Expenses not paid directly by Client shall be paid within fourteen (14) days of receipt of Ecommercemix's invoice so long as all expenses have been preapproved by Client. All Expense reimbursements shall be made at Ecommercemix's direct out-of-pocket costs, without any markup for overhead, administrative costs, or otherwise.

3.2. FEES: Client agrees to pay Ecommercemix for the completion of the Scope of Work as set forth in accordance with Scope of work hereto in accordance with the following schedule:

$ 20 / hr.

3.3. TAXES: Client shall pay, reimburse, and/or hold Ecommercemix harmless for all sales, use, transfer, privilege, tariffs, excise, and all other taxes and all duties, whether international, national, state, or local, however designated except income taxes, which are levied or imposed by reason of the performance of the professional services under this Agreement or by use of the Product, as well as any corporate taxes due to Ecommercemix or any taxes levied upon Ecommercemix during its regular course of business.

3.4. OTHER FEES: Unless otherwise provided in this Agreement or in a Change Order, payment for all other services rendered by Ecommercemix shall be contracted under a separate agreement between Ecommercemix and Client. Under no circumstances shall Client be liable for any additional fees, not expressly covered herein, for which there is no separate agreement and/or for which Client has not provided prior written approval.

3.5. FORM OF PAYMENT: All payments made to Ecommercemix under this Agreement shall be in electronic wire transfer to Ecommercemix' OR can be made through PayPal / Credit card. Payment amounts shall be inclusive of taxes and fees due to Client. (Payments@ecommercemix.com)

3.6. PAYMENT OF INVOICES: All invoices shall be paid by Client within fourteen (14) days of receipt. Ecommercemix may suspend all services on fifteen (15) days written notice until the amounts outstanding are paid in full.

4. INTELLECTUAL PROPERTY RIGHTS AND LICENSE:

4.1. PRODUCT: All materials, including, but not limited to, software, programs, source code and object code, comments to the source or object code, specifications, documents, abstracts and summaries thereof (collectively, the "Products") developed by Ecommercemix in connection with the provision of the Services to Client, or jointly by Client and Ecommercemix, or by Ecommercemix pursuant to specifications or instructions provided by Client, shall belong exclusively to Client. Ecommercemix acknowledges that the Products shall be deemed "works made for hire" by Ecommercemix for Client, and, therefore, shall be the exclusive property of Client. To the extent the Products are not deemed "works made for hire" under applicable law, Ecommercemix hereby irrevocably assigns and transfers to Client all right, title and interest in and to the Products, including, without limitation, all patent and copyright interests, and agrees to execute all documents reasonably requested by Client for the purpose of applying for and obtaining domestic and foreign patent and copyright registrations.

4.2. PRE-EXISTING INTELLECTUAL PROPERTY: Notwithstanding any provision of this Agreement to the contrary, any routines, methodologies, processes, libraries, tools or technologies created, adapted or used by Ecommercemix in its business generally, including all associated intellectual property rights (collectively, the "Development Tools"), shall be and remain the sole property , and Customer shall have no interest in or claim to the Development Tools, except as necessary to exercise its rights in the Products. In addition, notwithstanding any provision of this Agreement to the contrary, Ecommercemix shall be free to use any ideas, concepts, or know-how developed or acquired by Ecommercemix during the performance of this Agreement to the extent obtained and retained by Ecommercemix's personnel as impression and general learning. Subject to and limited by Client's intellectual property rights described in Section 4.1 above, nothing in this Agreement shall be construed to preclude Ecommercemix from using the Development Tools for use with third parties for the benefit of Ecommercemix.

4.3. THIRD PARTY LICENSES: In addition to any other fees set forth in this Agreement, Client shall be required to purchase any applicable third party licenses for any third party products that are necessary for Ecommercemix to design and develop the Product. Such third party products may include, but are not limited to: server-side applications, clip art, "back-end" applications, music, stock images, or any other copyrighted work which Ecommercemix deems necessary to purchase on behalf of Client to design and develop the Product. In the event any such third party product exceeds $250.00 per product (or $3000.00 in the aggregate), Ecommercemix shall obtain Client's prior written consent before incorporating such third party product into the Product. Ecommercemix shall provide Client with a list of all third party products upon launch of the Product.

5. **TERM AND TERMINATION:**

5.1. **TERM:** This Agreement shall be effective as of the Effective Date and shall continue in effect until the contracted services outlines have been completed and payment has been rendered, unless such Agreement is terminated early pursuant to the provisions of this Agreement.

5.2. **TERMINATION FOR CAUSE:** This Agreement may be terminated by either party upon written notice to the other, if the other party breaches any material obligation provided hereunder and the breaching party fails to cure such breach within thirty (30) days of receipt of the notice.

5.3. **EFFECT OF TERMINATION:** Client shall pay Ecommercemix for all services rendered and work performed up to the effective date of termination for any reason subject to Client's rights to only pay fair value if Client terminates for cause. Ecommercemix shall provide Client with an invoice for the foregoing fees within thirty (30) days of the effective date of the termination. Client shall pay the invoice within fourteen (14) days of receipt.

6. **LIMITED WARRANTIES:**

6.1. **PRODUCT:** Ecommercemix warrants that for a period of three hundred and sixty five (365) days from launch of the Product, the Product will operate in accordance with all the material terms of the Product Specifications. All warranty claims not made in writing within such period shall be deemed waived. As the sole and exclusive remedy of Client for breach of the foregoing warranty, Ecommercemix shall, at its option, either correct the nonconformity or refund to Client the dollar amount attributable to the number of actual hours Ecommercemix spent developing the defective portion of the Product. Ecommercemix shall not be liable for failures caused by third party hardware or software (including Client's own systems), misuse of the Product, or the negligence or willful misconduct of Client. This section shall be interpreted to conform with Section 2.4(b) above.

6.2. **PERFORMANCE OF PROFESSIONAL SERVICES:** Ecommercemix warrants that the professional services will be performed in a workmanlike and professional manner by appropriately qualified personnel as outlined in Section 2.4 above.

6.3. **Notwithstanding the above**, Client's exclusive remedies for all damages, losses, and causes of actions whether in contract, tort including negligence, except for gross negligence or willful and wanton recklessness, or otherwise, shall not exceed the aggregate dollar amount which Client paid during the term of this Agreement.

7. **LIMITATION OF LIABILITY:** Except for cases of negligence, gross negligence or willful misconduct, under no circumstances shall Ecommercemix, its contracted providers, officers, agents, or anyone else involved in creating, producing, or distributing Client's Product be liable for any direct, indirect, incidental, special or consequential damages that result from the use of or inability to use the Product; or that results from mistakes, omissions, interruptions, deletion of files, errors, defects, delays in operation, or transmission or any failure of performance, whether or not limited to acts of God, communication failure, theft, destruction or unauthorized access to Client's records, programs or services. Client hereby acknowledges that this paragraph shall apply to all content on said

Hosting Service. THE TOTAL LIABILITY FOR ALL DAMAGES, LOSSES, AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE) TO THE OTHER SHALL NOT EXCEED THE DEVELOPMENT PRICE (AS DEFINED IN *Schedule C*.

8. **THIRD PARTY DISCLAIMER**: Ecommercemix MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, WITH REGARD TO ANY THIRD PARTY PRODUCTS, THIRD PARTY CONTENT OR ANY SOFTWARE, EQUIPMENT, OR HARDWARE OBTAINED FROM THIRD PARTIES.

9. **INDEMNIFICATION OBLIGATIONS**:

9.1. CLIENT INDEMNITY: Client agrees that it shall defend, indemnify, save and hold Ecommercemix harmless from any and all demands, liabilities, losses, costs and claims, including reasonable attorneys' fees, (collectively "Liabilities") asserted against Ecommercemix, its contracted providers, agents, servants, officers and employees, that may arise or result from any service provided or performed or agreed to the performance of any product sold by Client, its agents, employees or assigns. Client agrees to defend, indemnify and hold harmless Ecommercemix against Liabilities arising out of (i) any injury to any person or property caused by any products sold or otherwise distributed in connection with the Product; (ii) any material supplied by Client infringing or allegedly infringing on the proprietary rights of a third party; or (iii) copyright infringement and/or litigation regarding content-related disputes.

9.2. Ecommercemix INDEMNITY: Ecommercemix shall indemnify and hold harmless Client (and its subsidiaries, affiliates, officers, agents, co-branders or other partners, and employees) from any and all claims, damages, liabilities, costs, and expenses (including, but not limited to, reasonable attorneys' fees and all related costs and expenses) incurred by Client as a result of any claim, judgment, or adjudication against Client arising from a claim that Client's use of the Ecommercemix Content, as permitted under this Agreement, infringes Intellectual Property rights of a third party or arising from a claim which results from Ecommercemix's breach of the warranties and agreements contained in this Agreement. To qualify for such defense and payment, Client must: (i) give Ecommercemix prompt written notice of a claim; and (ii) allow Ecommercemix to control, and fully cooperate with Ecommercemix in, the defense and all related negotiations. Ecommercemix shall have no obligation to indemnify Client under this Section to the extent the infringement arises from (i) the Client Content, (ii) specifications provided by Client or its agents; (iii) derivative works of the Product created by Client, (iv) use of the Product in combination with non-Ecommercemix approved third party products, including hardware and software, (v) modifications or maintenance of the Product by a party other than Ecommercemix, (vi) misuse of the Product, and (vii) failure of Client to implement any improvement or updates to the Product, if the infringement claim would have been avoided by the use of the improvement or updates.

9.3. Promptly after receipt by a person entitled to indemnification pursuant to the foregoing Section 9.1 or 9.2 (the "Indemnified Party") of notice of the commencement of any action, the Indemnified Party will, if a claim in respect thereof is to be or has been made against a party who has agreed to provide indemnification under Section 9.1 or 9.2 (an "Indemnifying Party"), promptly notify in writing the Indemnifying Party of the commencement thereof; but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party except to the extent the Indemnifying Party is prejudiced by the delay or failure to notify it. In case any such action is brought against an Indemnified Party, and it

notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate in, and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party of its election to so assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Party if the Indemnifying Party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the fees and expenses of such counsel shall be at the expense of the Indemnifying Party

if (i) the employment of such counsel has been specifically authorized in writing by the Indemnifying Party or (ii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party or parties and the Indemnifying Party and, in the judgement of counsel for the Indemnified Party, it is advisable for the Indemnified Party or parties to be represented by separate counsel (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party or parties, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Indemnified Party or parties. No settlement of any action against an Indemnified Part shall be made without the consent of the Indemnifying Party and no Indemnifying Party, in the defense of any such claim or action, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the Indemnified Party fails to execute a release or other settlement agreement under circumstances where all of the conditions of the preceding sentence have been met, the Indemnifying Party shall have no further obligation to the Indemnified Party pursuant to this Agreement or otherwise.

10. **CONFIDENTIALITY**: The parties agree to hold each other's Proprietary or Confidential Information in strict confidence. The parties agree not to make each other's Proprietary or Confidential Information available in any form to any third party or to use each other's Proprietary or Confidential Information for any purpose other than as specified in this Agreement. Each party's Proprietary or Confidential Information shall remain the sole and exclusive property of that party. The parties agree that in the event of use or disclosure by the other party other than as specifically provided for in this Agreement, the non-disclosing party may be entitled to equitable relief. Notwithstanding termination or expiration of this Agreement, Ecommercemix and Client acknowledge and agree that their obligations of confidentiality with respect to Proprietary or Confidential Information shall continue in effect for a total period of three (3) years from the Effective Date.

"Confidential Information" means any of the Client's proprietary information, technical data, trade secrets, or know-how, including, but not limited to, business plans, research, product plans, products, services, customer lists, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, or other business information disclosed to Ecommercemix by Client either directly or indirectly.

11. **FORCE MAJEURE**: Except with regard to payment obligations, either party shall be excused from delays in performing or from failing to perform its obligations under this Agreement to the extent the delays or failures result from causes beyond the reasonable control of the party, including, but not limited to: default of subcontractors or

suppliers; failures or default of third party software, vendors, or products; acts of God or of the public enemy; U.S. or foreign governmental actions; strikes; communications, network/internet connection, or utility interruption or failure; fire; flood; epidemic; and freight embargoes.

12. **CHOICE OF LAW; VENUE; LIMITATION OF ACTIONS**: This Agreement shall be governed and construed in accordance with the laws of the United States and the State of New York, and the parties consent to the sole and exclusive jurisdiction of the state courts and U.S. federal courts having jurisdiction in New York for any dispute arising out of this Agreement. No action by Ecommercemix or Client arising under this Agreement may be brought at any time more than two (2) years after the facts occurred upon which the cause of action arose.

13. **INDEPENDENT CONTRACTOR STATUS**: The relationship of Ecommercemix to Client will be that of an independent contractor, and neither Ecommercemix nor any employee of Ecommercemix will be deemed to be an agent or employee of Client. It is expressly understood that this undertaking is not a joint venture. This Section is in accordance with Section 2.7.1 above.

14. **NOTICES**: Any written notice or demand required by this Agreement shall be sent by registered or certified mail (return receipt requested), personal delivery, overnight commercial carrier, or other guaranteed delivery to the other party at the address set forth herein. The notice shall be effective (a) as of the date of delivery if the notice is sent by personal delivery, overnight commercial courier or other guaranteed delivery, and (b) as of five (5) days after the date of posting if the notice is transmitted by registered or certified mail.

15. **ENTIRE AGREEMENT**: Except for the NDA, this Agreement and all exhibits, schedules, and Change Order(s) set forth the entire agreement between the parties with regard to the subject matter hereof. No other agreements, representations, or warranties have been made by either party to the other with respect to the subject matter of this Agreement, except as referenced herein. This Agreement may be amended only by a written agreement signed by both parties.

16. **DISPUTES**: Client and Ecommercemix agree to make a good-faith effort to resolve any disagreement arising out of, or in connection with, this Agreement through negotiation. Should the parties fail to resolve any such disagreement within ten (10) days, any controversy or claim arising out of or relating to this Agreement, including, without limitation, the interpretation or breach thereof, shall be submitted by either party to arbitration in the state of New York and in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted by one arbitrator, who shall be (a) selected in the sole discretion of the American Arbitration Association administrator and (b) a licensed attorney with at least ten (10) years experience in the practice of law and at least five (5) years experience in the negotiation of technology contracts or litigation of technology disputes. The Arbitrator should be bound by AAA rules only, and allowed to enter judgment thereunder, and the applicable state rules by a judge of the state courts of New York sitting without a jury, and only such power, except that the arbitrator shall not have the power to award punitive damages, treble damages, or any other damages which are not compensatory, even if permitted under the laws of the State of New York or any other applicable law. The arbitrator must issue his or her resolution of any dispute within thirty (30) days of the date the dispute is submitted for arbitration. The written decision of the arbitrator shall be final and binding and enforceable in any court having jurisdiction over the parties and the subject matter of the arbitration. Notwithstanding the foregoing, this Section shall not preclude either party from seeking temporary, provisional, or injunctive relief from any court.

17. **SEVERABILITY**: In the event that a court finds any provision of this Agreement invalid and/or

unenforceable, the parties agree that the remaining provisions shall remain valid and in force.

18. WAIVER: Neither party shall be deemed by mere lapse of time (without giving notice or taking other action hereunder) to have waived any breach by the other party of any of the provisions of this Agreement. Further, the waiver by either party of a particular breach of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such breach, or of other breaches of the same or other provisions of this Agreement.

19. SURVIVAL: The following provisions shall survive termination or expiration of this Agreement: Sections 10 (Fees, Expenses, and Payment), 11 (Intellectual Property Rights and License), 12 (Term and Termination), 14 (Disclaimer of Warranties), 15 (Limitation of Liability), 16 (Third Party Disclaimer), 17 (Indemnification obligations) 18 (Confidentiality), 20 (Choice of Law; Venue; Limitation of Actions), 24 (Disputes), and 27 (Survival).

20. DAYS: Unless indicated otherwise, all references to "days" shall mean business days.

21. APPROVAL: This Agreement shall not be binding upon Ecommercemix until it has been signed by both Ecommercemix and Client.

22. TRADEMARKS: The Client unconditionally warrants and guarantees that any elements of text, graphics, photos, designs, trademarks, or other artwork furnished to Ecommercemix, Inc. and/or its assigns for inclusion in the Product are owned by the Client, or that the Client has permission from the rightful owner to use each of these elements, and will hold harmless, protect, indemnify and defend Ecommercemix, Inc. Its assigns and its subcontractors from any liability (including attorney's fees and court costs), including any claim or suit, threatened or actual, arising from the use of such elements furnished by the Client.

23. THIRD PARTY SOFTWARE: Additionally, in the event Client elects to install or seek assistance from Ecommercemix in connection with the installation of any third-party software, the following terms shall apply. Client represents and warrants that Client has the right to use and install the third-party software, and have paid the applicable licensing fees for the third party software, and the third-party software does not and shall not infringe on the intellectual property rights of any other person or entity. Client agrees to defend, indemnify and hold harmless Ecommercemix and its employees, officers and directors for, from and against any and all claims brought against Ecommercemix and its employees, officers and directors by a third-party alleging the software infringes: (i) the third-party's rights; or (ii) a U.S. patent, trademark, copyright or other intellectual property right. Client agree that in such an event Client shall pay all resulting costs, damages, expenses and reasonable attorneys' fees that a court awards and settlements incurred by Ecommercemix in connection with any such claims.

25. LAWFUL PURPOSE: Client may only use the Product for lawful purposes.

26. ASSIGNMENT: Neither party may assign this Agreement or any of its rights or obligations or the license hereunder, without the prior written consent of the other. All references in this Agreement to the Parties shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Agreement shall be binding on and shall inure to the benefit of the successors and assigns of the Parties.

27. RESERVATION OF RIGHTS: Ecommercemix and Client reserves all rights not specifically granted herein.

29. CHOICE OF LAW AND JURISDICTION: This Agreement will be governed and interpreted by the laws of the jurisdiction of the State of New York without regard to its conflicts of law provisions. The parties hereby irrevocably and unconditionally agree to the non-exclusive jurisdiction of the courts of the jurisdiction of the State of New York, and all courts competent to hear appeals there from.

IN WITNESS WHEREOF, Ecommercemix and Client have executed this Agreement effective as of the date and year first written above.

Ecommercemix
Abiwad S
Co-founder

Ciclet Holdings Inc.
EUGENIO L. JUMAWAN JR.
CEO

Schedule A:

SPECIFICATIONS

Roles

1. User (Job Poster)
2. Provider(Job Seeker)
3. Super Admin

User activities or features

1. Signup
    a. Normal Signup
    b. Facebook Signup
2. Login
    a. Normal Login
    b. Facebook Login
3. Email Activation
4. Profile page
5. Change password
6. Delete account
7. Payment history page
8. Job History page
9. Chat between user and provider(Chat will enable after provider bids for the job, It will close once the job is completed).
10. Two type of request
    a. On-demand request
        i. How does it works? – Suppose user wants any job to done by now itself. Example: Book a Taxi, etc. This will work like Uber for on demand flow. (With location based search algorithm, provider availability, etc,.). No Bidding option
    b. Normal Job Ciclet flow.
        i. User will post a job, – user will get 3 option for selecting provider
            1. He can select anyone provider and send request.

2. He can send as a job. (Request will send to all the provider whose category is same as job's category) This will work using location based. (Select Date and time in calendar)
    3. He can send as an open job. It will go to all the provider irrespective of category.
11. Rating Provider
12. Flag any provider (Report abuse)

Provider activities or features

1. Signup
    a. Normal Signup
    b. Facebook Signup
2. Login
    a. Normal Login
    b. Facebook Login
3. Email Activation
4. Profile Page
5. Change password
6. Delete account
7. He can able to change availability on/off.
8. Change service type.
9. Upload documents to admin for verification.
10. He can set availability for on demand request or bidding request or both.
11. Suppose if provider selects Bidding request. He has to set availability in calendar. So he will get request only when the provider is available. **(By doing this we can to restrict the provider getting 2 or more request at same time).**
12. Get all request.
13. Bid all request.
14. Chat to user.
15. Requested job flow.
    a. Start job
    b. Arrived
    c. Service started
    d. Service completed

e. Payment
f. Rate user

16. Payment details
17. Completed Jobs details

Admin

1. User CRUD
2. Provider CRUD
3. Ban Provider, Approve or Decline.
4. Moderator CRUD
5. Category CRUD
6. Sub Category CRUD
7. All request details
8. Site Settings
9. Payment settings
10. Email settings
11. Profile
12. Adding Google analytics
13. Normal analytics like (How many web user, android and iOS users, 10 days website visit counts)
14. View Flagged details.
15. Custom push notification to all user.
16. Email notification to all user.
17. Adding Page (About us, terms and condition, privacy policy).

Schedule B:

INTELLECTUAL PROPERTY / USER MANUALS, OTHER DOCUMENTATION AND ANY OTHER ANCILLARY MATERIALS

Job Ciclet Knowledge base

1. Choose Provider or user screen


JobRabbit

2. Login or signup


JobRabbit

3. Provider login screen


JobRabbit
Email
Password
Submit

4. User Dashboard


JobRabbit
Ongoing Jobs
2 Floor House Cleaning
Bangalore - BDA Floor Cleaning

5. Create Job Page

1. Select request now and request later


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Create Job
Request Now
Request Later

2. Request now - Select category page


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Create Job
Repair
House Cleaning
Delivery

3. Select Sub- category


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Create Job
Appliance Repair

4. Job Details page


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Create Job
CHOOSE JOB TYPE
CATEGORY
SELECT SUB CATEGORY
JOB DETAILS
SELECT REQUEST TYPE
SELECT PROVIDER
Repair my PC
10
I want to repair my PC
Get all materials to repair.
California, United States
Service Location
PREVIOUS
BOOK
Company
About
Privacy Policy
Contact Us
Terms
Download Our App
Tackle your to-do list wherever you are with our mobile app.
Google Play
App Store

5. Request later flow same as request now flow with bidding feature and selecting provider. First page, selecting request now and later, select category, select sub-category, and job details page is same as request now.

Request Later

a. Request Later - You can create a Job with details like (title, description, date, etc,.) and post it.
b. There are 3 option to select service provider.
    i. Select any provider and send direct request to that provider.
    ii. Send job to all the provider under the category.
    iii. Send job to provider who are nearby under the category.
c. Provider will bid for the job, user can also bargain with the service provider.
d. Flow will like this.
    i. Create Job
    ii. Provider will send bid amount
    iii. Chat with the Provider
    iv. Confirm the amount and send the amount to provider.
    v. Provider will get notification.
    vi. Once the provider confirms the amount,
    vii. It will be Confirmed Job.
    viii. When the Job time comes, user and provider will get notification.
    ix. Then Job start and then normal flow.

Select provider


JobRabbit
Edit Job
Send nearby providers
All providers
Select Provider

List of provider page - you can choose any provider in the list


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Edit Job
CHOOSE JOB TYPE
CATEGORY
SELECT SUB CATEGORY
JOB DETAILS
SELECT REQUEST TYPE
SELECT PROVIDER
Job Type
Later Request
Request Type
Select Provider
Price
$10/hr
Request Date
2017-03-25 00:00:00
Jaint
Jaint
Select & Book
0 Completed Tasks
How Can I Help

Draft page - Whenever you type anything will automatically saves in draft job


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Dashboard
Draft Jobs
Posted Jobs
Confirmed Jobs
Ongoing Jobs
Need TO delivery Food
On Demand
Select Provider
Choose Request Type
Edit
Delete
Company
Download Our App

All Job Detail page


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Dashboard
Draft Jobs
Posted Jobs
Confirmed Jobs
Ongoing Jobs
4 Results
Washing machine Repair
Repair
Select Provider
Posted
Kitchen Changes
Repair
All Providers
Bidding State
Cleaning Small Gardden
House Cleaning
Send nearby providers
Bidding State
Motor Repair
Repair
All Providers
Provider Assigned
Company
About
Privacy Policy
Contact Us
Terms
Download Our App
Google Play
App Store

Confirmed Job Page


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Dashboard
New
Draft Jobs
Posted Jobs
Confirmed Jobs
Ongoing Jobs
2 Results
Small Application Repair
Request Date : 24 Mar 2017 23:23:00
Repair
All Providers
Ongoing
1000 FT Office Cleaning
Request Date : 26 Mar 2017 23:26:00
House Cleaning
All Providers
Ongoing
Company
Download Our App

On- going job page


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Dashboard
New
Draft Jobs
Posted Jobs
Confirmed Jobs
Ongoing Jobs
2 Results
2 Floor House Cleaning
Request Date : 30 Mar 2017 23:28:00
House Cleaning
All Providers
$ 150 /hr
View
Bangalore - BDA Floor Cleaning
Request Date : 31 Mar 2017 23:32:00
House Cleaning
Select Provider
$ 150 /hr
View
Company
Download Our App

User account page


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Your Account
Profile
Billing Information
Change Password
Delete Account
Logout
Account
Edit
User
user@jobrabbit.com
34586798090
Im A User . . . . ! ! ! !
Logout

Payment page


JobRabbit
CREATE A JOB
DASHBOARD
HISTORY
ACCOUNT
Your Account
Profile
Billing Information
Change Password
Delete Account
Logout
Billing
Set Default Payment Mode
Card Pyment
Expiry Date
CVV
Cancel
Submit

Provider all Jobs page


JobRabbit
DASHBOARD
HISTORY
ACCOUNT
New Jobs
Direct Assign
Bidded Jobs
Confirmed Jobs
Ongoing Jobs
Kitchen Changes
Request Date : 17 Mar 2017 23:17:00
$ 500/hr
User
Bidding State
Company
Download Our App

Bidding request


JobRabbit
DASHBOARD
HISTORY
ACCOUNT
New Jobs
Direct Assign
Bidded Jobs
Confirmed Jobs
Ongoing Jobs
2 Results
Cleaning Small Gardden
Posted : 23 Mar 2017 23:15:00
House Cleaning
Send nearby providers
$200/hr
View
Motor Repair
Posted : 18 Mar 2017 23:21:00
Repair
All Providers
$300/hr
Company
Download Our App

Confirmed Job


JobRabbit
DASHBOARD
HISTORY
ACCOUNT
New Jobs
Direct Assign
Bidded Jobs
Confirmed Jobs
Ongoing Jobs
2 Results
Small Application Repair
Request Date : 24 Mar 2017 23:23:00
Repair
All Providers
$350/hr
View
1000 FT Office Cleaning
Request Date : 26 Mar 2017 23:26:00
House Cleaning
All Providers
$150/hr
View
Company
Download Our App

Single job details


JobRabbit
DASHBOARD
HISTORY
ACCOUNT
Small Application Repair
24 Mar 2017 23:23:00
Small Application Repair
Posted
Assigned
Booked
Provider Started
Ongoing
Finished
Started
Cancel
User :
User
Job Type :
Later Request
Request Type :
All Providers
Request status :
Ongoing
Provider status :
Request Accepted By Provider
Category :
Repair
Sub Category :
Appliance Repair
Address :
Bangalore, Karnataka, India
Payment Mode :
cod
Initial Price:
$344/hr
Final Price:
$350/hr
Bangalore, Karnataka, India
Bengaluru
Company
About
Privacy Policy
Contact Us
Terms
Download Our App
Tackle your to-do list wherever you are with our mobile app.
Google Play
App Store

Provider Profile page


JobRabbit
DASHBOARD
HISTORY
ACCOUNT
Your Account
Profile
Services
Set Location
Delete Account
Logout
Account
Edit
Provider
2324576890
Loerusum Lipum Loerusum Lipum
Logout
Company
Download Our App

Provider set location page


JobRabbit
DASHBOARD
HISTORY
ACCOUNT
Set Location
Update Location
Google

Admin Section

1. Dashboard - With basic analyics - \
    a. How many visits in last 10 days.
    b. How many web, android and iOS users
    c. Recent users,
    d. Recent ratings.


Dashboard
1
2
9
$ 150
Recent Site View Count
Last 10 days page views
Registered Users
Latest Users
Recent Providers

User Details


JobRabbit
Admin
Users
Home
Users
Add User
Dashboard
Users
Add User
View Users
Providers
Categories
Sub Categories
Requests
Rating & Reviews
Documents
Banner Settings
User Payments
Site Settings
Search:
ID
Username
Email
Mobile
Action
Action
Showing 1 to 1 of 1 entries
Previous
1
Next

Add user


JobRabbit
Admin
Add User
Add User
View Users
Dashboard
Users
Add User
View Users
Providers
Categories
Sub Categories
Requests
Rating & Reviews
Documents
Banner Settings
User Payments
Site Settings
Username
Email
Mobile
Password
Confirm Password
Cancel
Submit

Provider details


JobRabbit
Admin
Providers
Providers
Add Provider
Dashboard
Users
Providers
Add Provider
View Providers
Categories
Sub Categories
Requests
Rating & Reviews
Documents
Banner Settings
User Payments
Site Settings
Show entries
Search
ID
Provider Name
Email
Mobile
Action
Action
Previous
Next

Add provider is same as add user.

Categories details page


JobRabbit
Admin
Categories
Categories
Add Category
Search
Category
Description
Picture
Status
Action
Delivery
House Cleaning
Repair
Previous
Next

Add category page



Sub Category details page



Add sub-category is same as category page.

Bidding request page


JobRabbit
Admin
Requests
Dashboard
Users
Providers
Categories
Sub Categories
Requests
Bidding Request
Rating & Reviews
Documents
User Payments
Site Settings
Show entries
Search:
S.No
Title
User
Provider
Request Date
Status
Total
Action
Washing machine Repair
Kitchen Changes
Motor Repair
Small Application Repair
1080 FT Office Cleaning
Repair my PC
Posted
Bidding State
Provider Assigned
Ongoing
Payment Confirmation
View

Single request details page


Washing machine Repair
Washing machine Repair
User
Provider
Job Type
Request Type
Category
Sub Category
Request Date
Start Time
End Time
Address :
Time Price :
Tax Price :
Total :
Status :
Provider status :
Location
Bengaluru

Banner image page


JobRabbit
Admin
Banner Image
Banner Images
Add Banner Image
Search:
#ID
Image
View
Action
Dashboard
Users
Providers
Categories
Sub Categories
Requests
Rating & Reviews
Documents
Banner Settings
View Banner Image
User Payments
Showing 1 to 3 of 3 entries
Next

Banner image text page


JobRabbit
Admin
Banner Text
Banner Text
Banner Settings
Banner Text
User Payments

Site settings page


JobRabbit
Admin
Settings
Site Settings
Notifications settings
Job Settings
Other Settings
Site Name
Site Logo
Choose file
No file chosen
Site Favicon
Cancel
Submit
Site Settings
Email Settings

Email Settings


JobRabbit
Admin
Email Settings
MAIL DRIVER
MAIL USERNAME
MAIL HOST
MAIL PASSWORD
MAIL PORT
MAIL ENCRYPTION
Submit

Dynamic Pages


JobRabbit
Admin
Pages
Add Page
Dashboard
Users
Providers
Categories
Sub Categories
Requests
Rating & Reviews
Documents
Banner Settings
User Payments
Site Settings
Email Settings
Select Page Type
About Us
Title
Heading
Description

Account settings page


Profile
Admin
Update Profile
Upload Image
Change Password
Username
Email
Mobile
Address
Submit

**User can able to create n number request later job at the same time. But provider can able to start only job at the same.

Schedule C:

Scope of Work "Quotation"

1. Payment -1 - $XXXXX - Webscript installation (By 25th May 2017)
2. Payment -2 - $XXXXX - Android app installation (By 25th June 2017 - If all details needed are submitted and payment is made by 25th May)
3. On iOS app release - iOS app installation (By 7th July 2017 - If all details needed are submitted by 5th June)